Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact: Jeff Reynolds Sunwin USA, LLC. President & CEO 972.377.2339 jreynolds@sunwinusa.com	Contact: Kevin Gavin WILD Flavors, Inc. Chief Operating Officer 859.342.3534 kgavin@wildflavors.com

Sunwin International and WILD Flavors, Inc. Announce Self-GRAS (Generally Recognized As Safe) Affirmation for OnlySweet™ Stevia Extracts

Affirmation Clears the Way for OnlySweet™ Stevia Extracts to be Used as a Sweetener for the U.S. Food and Beverage Industry

Qufu, China and Erlanger, KY (September 15, 2009) Sunwin International Neutraceuticals, Inc. (“Sunwin”) (OTCBB: SUWN) - a worldwide supplier of all-natural, zero-calorie stevia and WILD Flavors, Inc. (“WILD Flavors”) - one of the largest, privately-owned suppliers of natural and health-enhancing ingredients, flavors, colors, and innovative product concepts to the food and beverage industry, have completed the process for U.S. Food and Drug Administration (“FDA”) self-affirmed GRAS status for stevia extracts produced by Sunwin and sold worldwide.  In February of 2009 Sunwin announced a partnership with WILD Flavors, a company responsible for the flavors and ingredient combinations found in many well known products produced in the food and beverage industry.  The companies jointly pursued the self-affirmation GRAS process along with GRAS Associates, LLC, a highly regarded independent organization focused on the FDA’s GRAS submission process.  After months of extensive review of data, toxicology studies and production processes used by Sunwin, GRAS Associates has determined that the  OnlySweet™ stevia extracts produced by Sunwin meet the safety criteria for use as a general purpose sweetener in a variety of food products for consumer use including, food, beverages, confectioneries and table-top products. The OnlySweet™ stevia extracts that were included in the self-affirmation GRAS study meet or exceed the specifications of 95% steviol glycoside content established by the World Health Organization (WHO) Joint Expert Committee of Food Additives (JECFA).

Self-affirmed GRAS status is an authorized FDA designation that allows companies to perform all necessary research by consulting with an independent expert panel of scientists to determine if an ingredient meets the FDA’s criteria for safety. The necessary safety requirement established by the FDA is a “reasonable certainty in the minds of competent scientists that the substance is not harmful under the intended conditions of use.”

Robert S. McQuate, PhD, and CEO of GRAS Associates, adds, “Sunwin and WILD Flavors have done an excellent job in preparing high quality OnlySweet™ stevia extracts that have attained self-affirmed GRAS status.  This collaboration has been successful in ensuring high purity compositions that meet the international specifications detailed by JECFA that also fulfill FDA safety requirements.  The broader food industry and the consumers they serve are expected to benefit from the product integrity that Sunwin and WILD Flavors have captured in their OnlySweet™ stevia extracts product line.”

“WILD Flavors has been able to quickly commercialize many new and innovative food and beverage product concepts and offerings with current customers for rapid entry in the market while also opening doors to new clients for access to zero-calorie, all natural stevia sweetening systems.  WILD Flavors has a broad portfolio of taste modification technologies with systems and solutions that address mouth-feel, masking, sweet enhancement, and blocking of bitterness that improve the taste profile of foods and beverages containing various levels of OnlySweet™  stevia extracts,” states Kevin Gavin, WILD Flavor’s Chief Operating Officer.

“The partnership between WILD Flavors and Sunwin has the potential to create great value to consumer packaged goods companies, consumers and Sunwin’s shareholders by obtaining FDA self-affirmed GRAS Status.  This affirmation enables our organizations to finalize numerous projects using OnlySweet™ stevia extracts as the all natural sweetener of choice.  We look forward to working with WILD Flavors on continuing this great momentum and growth,” states Jeff Reynolds President and CEO of Sunwin’s U.S. based subsidiary. Sunwin is committed to sustainable production and supply of the highest quality stevia extracts available and through the technological synergies between Sunwin’s production knowledge, and WILD Flavors’ quality management systems and product development techniques.  This partnership is expected to result in exponential volume growth for stevia sales and opportunity through new routes to market and ensure the highest quality and best tasting products available.

About  Sunwin International Neutraceuticals, Inc.

Sunwin International Neutraceuticals, Inc. engages in the areas of zero-calorie all natural sweeteners (stevia), essential traditional Chinese medicine, and veterinary medicines and feeds prepared from 100 percent organic herbal ingredients. As an industry leader in agricultural processing, Sunwin International has built an integrated global firm with the sourcing and production capabilities to meet the needs of consumers throughout the world. Sunwin International also makes such value-added products as specialty veterinary food ingredients and specialty feed ingredients. For more info about Sunwin International, please visit http://www.sunwininternational.com

About WILD Flavors, Inc.

WILD Flavors, Inc., based in Erlanger, Kentucky, is one of the world’s leading privately-owned manufacturers of natural ingredients for the food and beverage industry.  WILD Flavors provides specific flavors, colors, and ingredients as well as innovative and great tasting concepts through application expertise and technological advancements. For more information about WILD Flavors, please visit:  www.wildflavors.com.

Safe Harbor Statement

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Sunwin International Neutraceuticals, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations regarding benefits from product integrity from stevia extract product lines, potential value to consumer packaged goods companies, consumers and our shareholders as a result of FDA self-affirmed GRAS status and our expectations regarding growth of stevia sales and opportunities.

We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2009.